Exhibit 4.1

AIR Airgain, Inc.
COMMON STOCK
INCORPORATED UNDER THE LAWS PAR VALUE $0.0001 PER SHARE CUSIP 00938A 10 4 SPECIMEN OF THE STATE OF DELAWARE
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND RESTRICTIONS
THIS CERTIFIES THAT
BY
IS THE RECORD HOLDER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF AMERICAN
Airgain, Inc. COUNTERSIGNED
STOCK
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this AND Certificate, properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly (Brooklyn, TRANSFER authorized officers. &
TRANSFER REGISTERED:
Dated: NY) TRUST
AGENT AUTHORIZED AND    COMPANY, LLC
CHIEF FINANCIAL OFFICER AND SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER SIGNATURE REGISTRAR

The Corporation is authorized to issue more than one class of stock. The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–	..................................Custodian..................................
TEN ENT	– as tenants by the entireties		(Cust) (Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act.............................. (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.